BLACKROCK FUNDS

BlackRock Short Obligations Fund

(the “Fund”)

Supplement dated August 1, 2018

to the Investor A Shares Prospectus dated February 12, 2018, as supplemented to date

BlackRock has agreed to change its voluntary agreement to waive and/or reimburse the Fund’s fees and expenses in order to limit Total Annual Operating Expenses for Investor A Shares from 0.55% of average daily net assets to 0.50% of average daily net assets.

Consequently, effective immediately, the section of the prospectus entitled “Management of the Fund—BlackRock” is amended by deleting the seventh paragraph and adjoining table of that section in their entirety and replacing them with the following:

With respect to the Fund, BlackRock has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Operating Expenses to the amounts noted in the table below.

	Caps on Total Annual Fund Operating Expenses[1] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
	Contractual Cap[2]	Voluntary Cap[3]
Investor A Shares	0.60%	0.50%

[1]	As a percentage of average daily net assets.

[2]

The contractual cap is in effect through November 30, 2019. The contractual agreement may be terminated with respect to the Fund upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[3]	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PRO-SO-INY-0818SUP